Vanguard Extended Duration Treasury Index Fund

Supplement to the Prospectuses and Summary Prospectuses

Prospectus and Summary Prospectus Text Changes

The following replaces similar text under the heading “Investment Advisor”: Portfolio Managers William D. Baird, Portfolio Manager. He has managed the Fund since 2013.

Joshua C. Barrickman, CFA, Principal of Vanguard and head of Vanguard’s Bond Index Group. He has co-managed the Fund since 2013.

Prospectus Text Changes

The following replaces similar text for the S&P 500 Value and S&P 500 Growth Index Funds under the heading Investment Advisor:

The managers primarily responsible for the day-to-day management of the Fund are:

William D. Baird, Portfolio Manager. He has worked in investment management since 1988; has managed investment portfolios since 1993; has been with Vanguard since 2008; and has co-managed the Fund since 2013. Education: B.A., Rutgers University; M.B.A., Stern School of Business at New York University.

Joshua C. Barrickman, CFA, Principal of Vanguard and head of Vanguard’s Bond Index Group. He has been with Vanguard since 1998; has worked in investment management since 1999; has managed investment portfolios since 2005; and has co-managed the Fund since 2013. Education: B.S., Ohio Northern University; M.B.A., Lehigh University.

CFA® is a trademark owned by CFA Institute.

© 2013 The Vanguard Group, Inc. All rights reserved.
Vanguard Marketing Corporation, Distributor.	PSI 1275 022013